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                                                                   Exhibit 10.3A

                       Smith Barney Futures Management LLC
                              388 Greenwich Street
                            New York, New York 10013

November     , 2002
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Citibank, N.A.
120 Broadway
New York, NY 10006


Re:      Salomon Smith Barney Diversified 2000 Futures Fund L.P.
         (the "Fund")
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This letter is sent in connection with Citibank, N.A. Subscription Account No.
002-69011 (the "Account") and that certain agreement, dated as of September 28, 1999, among European American Bank (now known as Citibank, N.A.), the Fund, Smith Barney Futures Management Inc. (now known as Smith Barney Futures Management LLC) and Salomon Smith Barney Inc. respecting the handling of the proceeds from the sale of units of limited partnership interests ("Units") in the Fund (the "Agreement"). All capitalized terms used herein without definition shall have the meaning ascribed to them in the Agreement.

Pursuant to a registration statement on Form S-1, filed with the Securities and
Exchange Commission on November     , 2002 (the "Registration Statement"), the
Fund has increased the number of Units to be offered. Because the Initial Offering Period for the Units has ended, the requirement of a separate escrow account under SEC Rule 15c2-4 is no longer applicable; however, subscription proceeds for Units have continued to be deposited in the Account pursuant to the Agreement and we wish to amend the Agreement to cover the additional 40,000 units registered by the Registration Statement. Therefore, paragraph 6 of the Agreement is deleted and replaced as follows:

         "The Continuous Offering Period for the Units shall mean a period commencing on the termination of the Initial Offering Period (if at least 15,000 Units are sold during the Initial Offering Period) and ending upon the sale of 190,000 Units."

With the exception of the amendment noted above, all terms of the Agreement shall remain in full force and effect.


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Please confirm your agreement to the amendment by signing one copy of this letter and returning it to the attention of Daniel R. McAuliffe at Salomon Smith Barney Inc.

Very truly yours,

SALOMON SMITH BARNEY DIVERSIFIED 2000
FUTURES FUND L.P.


By Smith Barney Futures Management LLC
        General Partner

By
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    Name:
    Title:


SMITH BARNEY FUTURES
MANAGEMENT LLC


By
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    Name:
    Title:


SALOMON SMITH BARNEY INC.


By
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    Name:
    Title:


ACKNOWLEDGED AND AGREED:

CITIBANK, N.A.


By
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    Name:
    Title: